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                                                                   Exhibit 10.2

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT


         THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment Agreement") is made and entered into effective as of the 10th day of November, 1997, by and among RIVER OAKS FURNITURE, INC., a Mississippi corporation having its principal place of business in Belden, Mississippi ("River Oaks"), R.O. WEST, INC., a Mississippi corporation having its principal place of business in Belden, Mississippi ("R.O. West"), R.O. EAST, INC., a Mississippi corporation having its principal place of business in Belden, Mississippi ("R.O. East"), GAINES MANUFACTURING COMPANY, a Tennessee corporation having its principal place of business in Belden, Mississippi ("Gaines") (River Oaks, R.O. West, R.O. East and Gaines being referred to collectively as the "Borrowers" and individually as a "Borrower"), BNY FINANCIAL CORPORATION, a corporation organized under the laws of the State of New York ("BNYFC"), in its capacity as a Lender, and each other financial institution which may hereafter execute and deliver an instrument of assignment with respect to this Amendment (hereinafter such financial institutions may be referred to individually as a "Lender" or collectively as the "Lenders"), and BNY FINANCIAL CORPORATION, a corporation organized under the laws of the State of New York, in its capacity as agent for the Lenders (the "Agent") under the Credit Agreement (as defined below). Unless the context otherwise requires, all terms used herein without definition shall have the definitions provided therefor in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Agent, the Borrowers and the Lenders thereunder have entered into that certain Revolving Credit and Term Loan Agreement dated as of July 26, 1996 (as hereby and from time to time amended, supplemented or replaced, the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain revolving and term credit facilities available to the Borrowers; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement in the manner herein set forth effective as of the date hereof.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Definitions. The term "Credit Agreement" or "Agreement" (as the case may be) as used herein and in any of the Loan Documents shall mean the Credit Agreement as hereby amended and modified, and as further amended, modified, restated or supplemented from time to time as permitted thereby.

         2. Amendments. Subject to the conditions hereof, the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

                  (a) The definition of "Loan Documents" is hereby deleted in its entirety and the following is inserted in replacement thereof:

                           "Loan Documents" means this Agreement; the Notes; the
                  Security Instruments; the Facility Guaranties; the Factoring Documents; the $2,000,000 Term Note dated as of November 10, 1997 by the Borrowers in favor of BNYFC; the $1,000,000 Term Note dated as of November 10, 1997 by the Borrowers in favor of BNYFC; and all other instruments and documents heretofore or hereafter executed or delivered to or in favor of any Lender or the Agent in connection with the Loans made and transactions contemplated under this Agreement or the Factoring Agreement, as the same may be amended, supplemented or replaced from the time to time.



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                  (b) The definition of Total Revolving Credit Commitment" is hereby deleted in its entirety and the following is inserted in replacement thereof:

                           "Total Revolving Credit Commitment" means a principal
                  amount equal to $40,500,000.

         3. Limited Waiver. BNYFC hereby waives the breach of any covenant of the Credit Agreement, including but not limited to Section 9.5 of the Credit Agreement, that would otherwise result from (i) the execution by any of the Borrowers of the $2,000,000 Term Note of even date herewith by the Borrowers in favor of BNYFC, (ii) the execution by any of the Borrowers of the $1,000,000 Term Note of even date herewith by the Borrowers in favor of BNYFC or (iii) the execution of this Amendment Agreement; provided, however, that this waiver is limited to those covenants the breach of or non-compliance with which would, but for this waiver, occur immediately on the date hereof by the incurrence of the Indebtedness set forth in (i) and (ii) above or by the execution of this Amendment Agreement, and this waiver does not and is not intended to waive any breach of or non-compliance with any financial covenant set forth in Section 9.1 of the Credit Agreement or any other covenant the breach of or non-compliance with which occurs at any time after the date hereof.

         4. Guarantors. Each Guarantor hereby (i) consents and agrees to the amendments to the Credit Agreement set forth herein and (ii) confirms its joint and several guarantee of payment of all the Obligations pursuant to the Facility Guaranty.

         5. Representations and Warranties. Each of the Borrowers hereby certifies that:

                  (a) The representations and warranties made by each Borrower in Article VII of the Credit Agreement are true and correct in all material respects on and as of the date hereof, with the same effect as though such representations and warranties were made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.

                  (b) After application of the waiver set forth in Section 3 hereof, no event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, will constitute a Default or an Event of Default on the part of any Borrower under the Credit Agreement or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

          6. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated herein, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

          7. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.


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          8. Counterparts. This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          9. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the state of New York.

          10. Enforceability. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

          11. Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of each of the Borrowers, the Lenders and the Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrowers, without the prior consent of the Agent, may not assign any rights, powers, duties or obligations hereunder.

          12. Expenses. The Borrowers agree, jointly and severally, to pay to the Agent and the Lenders all reasonable out-of-pocket expenses incurred or arising in connection with the negotiation and preparation of this Amendment Agreement.

                            [Signature pages follow.]


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                                     BNY FINANCIAL CORPORATION



                                     BY:  /S/ TIMOTHY E. TYSINGER
                                          ---------------------------------
                                     NAME: TIMOTHY E. TYSINGER
                                           --------------------------------
                                     TITLE:  SR. VICE PRESIDENT
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